Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,200,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	580,020.00
Total Offset Amount	580,020.00
Net Fee	$ 0.00
Final Prospectus	false